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                                                                  Exhibit 10.25e

                 FIRST AMENDMENT TO REGAL SUBLICENSE AGREEMENT

     This Amendment is made and entered into as of the 26th day of February, 1997, to be effective as of January 1, 1997, by and between Richfield Holdings, Inc., a Colorado corporation ("Licensor") and McCormick Ranch Operating Partnership, L.P., a Delaware limited partnership ("Licensee").

                                    RECITALS

     A. Licensor entered into a Sublicense Agreement with Licensee dated effective as of January 1, 1996 (the "Agreement"), pursuant to which Licensor agreed to license the use of the Regal trademarks to that certain hotel property owned by Licensee and now known as the REGAL MCCORMICK RANCH located at 7401 North Scottsdale Road, Scottsdale, Arizona 85253 (the "Hotel");

     B. Licensor and Licensee have agreed to modify the Agreement as set forth herein.

     THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows.

     1. The second sentence of Paragraph 3 is hereby deleted in its entirety and replaced with the following:

     In the calendar year 1997 and thereafter, the License Fee shall be 2.5% of Total Sales Revenues from the Hotel.

     2. This First Amendment shall be read and interpreted to be consistent with the Agreement to the fullest extent possible. Therefore, except as specifically amended hereby, all terms and conditions of the Agreement shall remain in full force and effect and the Agreement as amended by this First Amendment shall be read as a single integrated document incorporating the amendments effected hereby.

     3.   This First Amendment shall be governed and interpreted under Colorado
Law.

                    RICHFIELD HOLDINGS, INC.,
                    a Colorado corporation


                    By:        /s/   Michael Sheh
                           ---------------------------
                    Name:    Michael Sheh
                    Title:   Sr. Vice President


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                    By:        /s/   Lyle L. Boll
                           ---------------------------
                    Name:    Lyle L. Boll
                    Title:   Vice President


                    MCCORMICK RANCH OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

                    By:  AIRCOA HOSPITALITY SERVICES, INC.,
                         a Delaware corporation,
                         managing general partner


                      By:      /s/   Michael Sheh
                           ---------------------------
                    Name:    Michael Sheh
                    Title:   Sr. Vice President


                    By:        /s/   Lyle L. Boll
                           ---------------------------
                    Name:    Lyle L. Boll
                    Title:   Vice President

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